SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported):          JUNE 16, 2004



                              BLUESTAR HEALTH, INC.
             (Exact name of registrant as specified in its charter)


             COLORADO                       000-08835           84-0736215
         (State or other                   (Commission       (I.R.S. Employer
   jurisdiction of incorporation)          File Number)     Identification No.)


                       19901 SOUTHWEST FREEWAY, SUITE 209
                            SUGAR LAND, TEXAS 77479
              (Address of principal executive offices) (zip code)


                                 (281) 207-5484
              (Registrant's telephone number, including area code)


                      TAURUS ENTERTAINMENT COMPANIES, INC.
         (Former name or former address, if changed since last report.)

ITEM  9.01     FINANCIAL STATEMENTS AND EXHIBITS

     On June 16, 2004, Bluestar Health, Inc. (the "Company"), through its wholly-owned subsidiary, PT Centers, Inc., a Texas corporation, completed the acquisition of all of the assets of two businesses known as the Mississippi Central Clinic ("Central") and the Canton Rehabilitation Clinic ("Canton") (the Central and Canton Assets together are the "Acquired Assets").

     Central and Canton operate as two physical therapy and rehabilitation centers in Jackson, Mississippi. The Company intends to continue operating the centers under their existing names.

     As consideration for the Acquired Assets, the Company issued 1,150,000 shares of common stock, restricted in accordance with Rule 144 of the Securities Act of 1933, to the two sellers of the clinics (600,000 on July 14, 2004, and 550,000 shares on July 29, 2004) (collectively the "Purchase Price"). The sellers are unrelated parties to the Company and its affiliates, and the Purchase Price was determined by arms-length negotiations.

     The Company filed a Current Report on Form 8-K dated June 16, 2004, with the Commission on July 2, 2004, to report this transaction.

     The purpose of this amended filing is to enclose the financial statements as required.

A.   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.




            Mississippi Central Clinic Unaudited Financial Statements
            ---------------------------------------------------------
                     for interim period ended June 30, 2004.
                     ---------------------------------------

                    MISSISSIPPI CENTRAL REHABILITATION, INC.
                                  Balance Sheet
                                  June 30, 2004
                                   (Unaudited)

     ASSETS
     ------

CURRENT ASSETS:
  Cash                                            $ 96,073
  Accounts receivable, net of allowance of $0       50,761
  Receivable from affiliate                         11,800
  Prepaid expenses and other current assets          6,200
                                                  --------
      Total current assets                         164,834

PROPERTY AND EQUIPMENT, NET                         20,338
                                                  --------
      Total assets                                $185,172
                                                  ========

     LIABILITIES AND SHAREHOLDERS' EQUITY
     ------------------------------------
CURRENT LIABILITIES:
  Accounts payable                                $  8,211
  Accrued expenses                                   4,664
  Other                                              2,640
                                                  --------
      Total current liabilities                     15,515

SHAREHOLDERS' EQUITY
  Common stock, no par value, 1,000,000 shares
  authorized, 66,666 issued and outstanding          2,000
  Retained Earnings                                167,657
                                                  --------
      Total shareholders' equity                   169,657
                                                  --------
      Total liabilities and shareholders' equity  $185,172
                                                  ========

             MISSISSIPPI CENTRAL REHABILITATION, INC.
                    Statements of Operations


                                        Six months Ended June 30,
                                       --------------------------
                                           2004          2003
                                       ------------  ------------
                                       (unaudited)   (unaudited)
Revenues                               $    364,167  $    350,185

Operating Expenses                          301,190       301,600
                                       ------------  ------------

Income Before Income Tax Expense             62,977        48,585

Income Tax Expense                           12,200         9,638
                                       ------------  ------------

Net Income                             $     50,777  $     38,947
                                       ============  ============

Net income  per share:
  Basic and diluted                    $        .76  $        .58
                                       ============  ============

Weighted average shares outstanding:
  Basic and diluted                          66,666        66,666
                                       ============  ============

                    MISSISSIPPI CENTRAL REHABILITATION, INC.
                            Statements of Cash Flows


                                                   Six Months Ended June 30,
                                                  --------------------------
                                                      2004          2003
                                                  ------------  ------------
                                                  (unaudited)   (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                      $    50,777   $    38,947
  Changes in assets and liabilities:
    Accounts receivable                               (18,182)      (14,508)
    Prepaid expenses and other current assets         (12,533)       (2,436)
    Accounts payable and accrued expenses               5,828           873
                                                  ------------  ------------
      Net cash provided by operating activities        25,890        22,876

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                        -          (514)
                                                  ------------  ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Repayment of long-term debt                               -        (3,066)
                                                  ------------  ------------

NET CHANGE IN CASH                                     25,890        19,296
CASH, beginning of year                                70,183        60,520
                                                  ------------  ------------
CASH, end of year                                 $    96,073   $    79,816
                                                  ============  ============
SUPPLEMENTAL CASH FLOW INFORMATION:
  Interest paid                                   $         -   $         -
                                                  ============  ============
  Taxes paid                                      $         -   $         -
                                                  ============  ============

                    MISSISSIPPI CENTRAL REHABILITATION, INC.
                      Notes to unaudited Interim Financials


NOTE  1  -  BASIS OF PRESENTATION

The accompanying unaudited interim financial statements of Mississippi Central Rehabilitation, Inc. have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission ("SEC"), and should be read in conjunction with the audited financial statements and notes thereto contained elsewhere in this Form 8-K filing. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for the most recent fiscal year 2003 as reported elsewhere in this filing, have been omitted.

 Mississippi Central ClinicAudited Financial Statements as of December 31, 2003.
 -------------------------------------------------------------------------------

                          INDEPENDENT AUDITOR'S REPORT


Board of Directors
Mississippi Central Rehabilitation, Inc.
Jackson, Mississippi

We have audited the accompanying balance sheet of Mississippi Central Rehabilitation, Inc. as of December 31, 2003, and the related statements of operations, shareholders' equity, and cash flows for each of the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mississippi Central Rehabilitation, Inc. as of December 31, 2003, and the results of its operations and its cash flows for each of the two years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Lopez, Blevins, Bork & Associates, L.L.P.

LOPEZ, BLEVINS, BORK & ASSOCIATES, L.L.P.
Houston, Texas
September 15, 2004

             MISSISSIPPI CENTRAL REHABILITATION, INC.


                        BALANCE SHEET
                      DECEMBER 31, 2003

     ASSETS
CURRENT ASSETS:
  Cash                                              $ 70,183
  Accounts receivable, net of allowance of $0         32,579
  Prepaid expenses and other current assets            5,467
                                                    --------
      Total current assets                           108,229

PROPERTY AND EQUIPMENT, NET                           20,338
                                                    --------
      Total assets                                  $128,567
                                                    ========

     LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                                  $  3,910
  Accrued expenses                                     4,378
  Federal income tax payable                           1,399
                                                    --------
      Total current liabilities                        9,687
                                                    --------


SHAREHOLDERS' EQUITY
  Common stock, no par value, 1,000,000 shares
  authorized, 66,666 shares issued and outstanding     2,000
  Retained earnings                                  116,880
                                                    --------
      Total shareholders' equity                     118,880
                                                    --------
      Total liabilities and shareholders' equity    $128,567
                                                    ========

See accompanying summary of accounting policies and notes to financial statements.

             MISSISSIPPI CENTRAL REHABILITATION, INC.


                     STATEMENTS OF OPERATIONS


                                      Years Ended December 31,
                                      ------------------------
                                         2003         2002
                                      -----------  -----------
Revenues                              $   625,169  $   647,212

Operating Expenses                        605,571      574,784
                                      -----------  -----------

Income Before Income Tax Expense           19,598       72,428

Income Tax Expense                          3,500       14,321
                                      -----------  -----------

Net Income                            $    16,098  $    58,107
                                      ===========  ===========


Net income per share:
  Basic and diluted                   $       .24  $       .87
                                      ===========  ===========

WEIGHTED AVERAGE SHARES OUTSTANDING:
  Basic and diluted                        66,666       66,666
                                      ===========  ===========

See accompanying summary of accounting policies and notes to financial statements.

             MISSISSIPPI CENTRAL REHABILITATION, INC.

               STATEMENT  OF  STOCKHOLDERS'  EQUITY
                Two Years Ended December 31, 2003



                                Common Stock    Retained
                              Shares   Amount   Earnings    Total
Balances, December 31, 2001    66,666  $ 2,000  $  42,675  $ 44,675

  Net income                        -        -     58,107    58,107
                             --------  -------  ---------  --------

Balances, December 31, 2002    66,666    2,000    100,782   102,782

  Net income                        -        -     16,098    16,098
                             --------  -------  ---------  --------

Balances, December 31, 2003    66,666  $ 2,000  $ 116,880  $118,880
                             ========  =======  =========  ========

See accompanying summary of accounting policies and notes to financial statements.

             MISSISSIPPI CENTRAL REHABILITATION, INC.

                    STATEMENTS OF CASH FLOWS


                                                      Years Ended December
                                                      --------------------
                                                              31,
                                                              ---
                                                        2003       2002
                                                      ---------  ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                          $ 16,098   $ 58,107
  Adjustments to reconcile net income (loss) to cash
  provided from (used in) operating activities:
    Depreciation                                         7,823      9,107
  Changes in assets and liabilities:
    Accounts receivable                                 10,747        660
    Prepaid expenses and other current assets           (3,970)    (3,264)
    Accounts payable                                     3,138     (8,627)
    Income taxes payable                                (5,567)    (4,686)
    Accrued expenses                                   (10,302)   (18,900)
                                                      ---------  ---------
      Net cash provided by operating activities         17,967     32,397

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                    (4,544)    (1,284)
                                                      ---------  ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Repayment of long-term debt                           (3,760)   (12,429)
                                                      ---------  ---------

Net Change in Cash                                       9,663     18,684
CASH, beginning of year                                 60,520     41,836
                                                      ---------  ---------
CASH, end of year                                     $ 70,183   $ 60,520
                                                      =========  =========
SUPPLEMENTAL CASH FLOW INFORMATION:
  Interest paid                                       $      -   $      -
                                                      =========  =========
  Taxes paid                                          $  6,778   $  8,508
                                                      =========  =========

See accompanying summary of accounting policies and notes to financial statements.

                    MISSISSIPPI CENTRAL REHABILITATION, INC.

Note  1  -  Nature  of Operations and Summary of Significant Accounting Policies

Mississippi Central Rehabilitation, Inc. (the Company) was incorporated in November 1999 under the laws of the state of Mississippi. The Company was created to provide rehabilitation services to persons suffering from physical stress due to injury or age. The Company operates from one office located in Jackson, Mississippi. The Company services the general public and business clients mainly concentrated in the surrounding area, but is licensed to conduct business throughout the state of Mississippi.

Cash  and Cash Equivalents - The Company considers all highly liquid investments
--------------------------
purchased with an original maturity of three months or less to be cash and cash equivalents. As of December 31, 2003, the Company held no investments in financial institutions in excess of federally insured limits.

Property  and  Equipment  -  Property  and  equipment  is  stated  at  cost with
------------------------
depreciation calculated using the straight-line method over the estimated useful lives. The Company has estimated the useful lives of all assets at five years as of December 31, 2003. When assets are retired or otherwise removed from the accounts, any resulting gain or loss is reflected in income for the period. The cost of maintenance and repairs is charged to expense as incurred, and significant renewals and improvements are capitalized.

Revenue  Recognition  -  Revenues  are  recognized  as  services are provided to
--------------------
patients.

Allowance  for  Doubtful  Accounts  -  Earnings are charged with a provision for
----------------------------------
doubtful accounts based on a current review of the collectibility of accounts. Accounts deemed uncollectible are applied against the allowance for doubtful accounts.

Income  Taxes  -  The  liability  method is used in accounting for income taxes.
-------------
Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using anticipated tax rates and laws that will be in effect when the differences are expected to reverse. The realizability of deferred tax assets are evaluated annually and a valuation allowance is provided if it is more likely than not that the deferred tax assets will not give rise to future benefits in Mississippi's tax returns. Management has analyzed the differences between book and tax depreciation which consists of depreciation, and has determined that the amount of deferred tax difference is negligible. Under these conditions, management has made no provision for deferred tax liabilities.

Advertising  -  Advertising costs are charged to expense in the period incurred.
-----------
The Company incurred advertising costs of $4,498 and $5,568 in the years ended December 31, 2003 and 2002, respectively.

Use  of  Estimates  - The preparation of financial statements in conformity with
------------------
accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and

See accompanying summary of accounting policies and notes to financial statements.

                    MISSISSIPPI CENTRAL REHABILITATION, INC.

disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Note  2  -  Furniture and Equipment

Furniture  and  equipment  consisted  of  the following as of December 31, 2003:

    Furniture and office equipment  $  5,441
    Transportation equipment          29,461
                                    ---------
                                      34,902
  Less: accumulated depreciation     (14,564)
                                    ---------
                                    $ 20,338
                                    =========

Note  3  - Income Taxes

The components of income tax expense (benefit) for the years ended December 31, 2003 and 2002 were as follows:

                               2003    2002
                              ------  -------
Current:
   Federal                    $2,500  $10,423
   State                       1,000    3,898
Deferred:
   Federal                         -        -
   State                           -        -
                              ------  -------
Total tax expense (benefit)   $3,500  $14,321
                              ======  =======

Note  4 - Commitments and Contingencies

The Company has a lease for office space on a month to month basis. In addition, the Company leases an apartment on a twelve month lease. Total rent expense for this lease was approximately $28,000 and $26,000 for each of the years ended December 31, 2003 and 2002, respectively.

Note  5 - Related-Party Transactions

The Company has employment agreements with its' two shareholders. Under the terms of these agreements, portions of net profits are paid to the shareholders based on amounts to be agreed upon by vote. These amounts and the timing of distribution are solely at the discretion of the two shareholders of record.

See accompanying summary of accounting policies and notes to financial statements.

             MISSISSIPPI CENTRAL REHABILITATION, INC.

The shareholders of record own and operate a management company. The Company has entered into a management agreement with this management company to provide management services. The Company paid discretionary management fees to this related party of $184,000 and $165,950 in the years ended December 31, 2003 and 2002, respectively.

Note  6 - Subsequent Events

Effective July 16, 2004, the Company sold all assets and the majority of the liabilities to Bluestar Health, Inc. ("Bluestar"), a U.S. public company. The Company's stockholders' received 575,000 shares of Bluestar common stock.

           Canton Rehabilitation Clinic Unaudited Financial Statements
           -----------------------------------------------------------
                     for interim period ended June 30, 2004.
                     ---------------------------------------

                      CANTON REHABILITATION SERVICES, INC.
                                  Balance Sheet
                                  June 30, 2004
                                   (Unaudited)

      ASSETS
      ------
CURRENT ASSETS:
  Cash                                                  $ 61,588
  Accounts receivable, net of allowance of $0             29,579
  Prepaid expenses and other current assets                5,960
                                                        --------
      Total current assets                                97,127

PROPERTY AND EQUIPMENT, NET                               20,911
                                                        --------
      Total assets                                      $118,038
                                                        ========

      LIABILITIES AND SHAREHOLDERS' EQUITY
      ------------------------------------

CURRENT LIABILITIES:
  Accounts payable                                      $ 14,859
  Accrued expenses                                           621
  Due to affiliate                                        11,800
  Current portion of long-term debt                        5,767
                                                        --------
      Total current liabilities                           33,047

LONG-TERM DEBT                                            12,002
                                                        --------
      Total liabilities                                   45,049

SHAREHOLDERS' EQUITY
  Common stock, $1 par value, 1,000 shares authorized,
    1,000 issued and outstanding                           1,000
  Retained Earnings                                       71,989
                                                        --------
      Total shareholders' equity                          72,989
                                                        --------
      Total liabilities and shareholders' equity        $118,038
                                                        ========

                CANTON REHABILITATION SERVICES, INC.
   Statements of Operations and Changes in Shareholders' Equity


                                        Six months Ended June 30,
                                       --------------------------
                                           2004          2003
                                       ------------  ------------
                                       (unaudited)   (unaudited)
Revenues                               $    229,555  $    232,220

Operating Expenses                          226,805       209,526
                                       ------------  ------------

Net Income                                    2,750        22,694
                                       ============  ============

Net income per share:
  Basic and diluted                    $          3  $         23
                                       ============  ============

Weighted average shares outstanding:
  Basic and diluted                           1,000         1,000
                                       ============  ============

                         CANTON REHABILITATION SERVICES, INC.
                               Statements of Cash Flows


                                                             Six Months Ended June 30,
                                                            --------------------------
                                                                2004          2003
                                                            ------------  ------------
                                                            (unaudited)    (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                $     2,750   $    22,694
  Changes in assets and liabilities:
    Accounts receivable                                         (15,303)      (27,199)
    Accrued expenses and accrued expenses                        12,735        (8,610)
                                                            ------------  ------------
      Net cash provided by (used in) operating activities           182       (13,115)
                                                            ------------  ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                                             (514)
                                                            ------------  ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Shareholder advances, net                                       7,600         4,000
  Repayment of long-term debt                                    (2,269)       (2,269)
                                                            ------------  ------------
      Net cash provided by financing activities                   5,331         1,731
                                                            ------------  ------------
NET CHANGE IN CASH                                                5,513       (11,898)
CASH, beginning of year                                          56,075        25,565
                                                            ------------  ------------
CASH, end of year                                           $    61,588   $    13,667
                                                            ============  ============
SUPPLEMENTAL CASH FLOW INFORMATION:
  Interest paid                                             $         -   $         -
                                                            ============  ============
  Taxes paid                                                $         -   $         -
                                                            ============  ============

                      CANTON REHABILITATION SERVICES, INC.
                      Notes to unaudited Interim Financials


NOTE  1 - BASIS OF PRESENTATION

The accompanying unaudited interim financial statements of Canton Rehabilitation Services, Inc. have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission ("SEC"), and should be read in conjunction with the audited financial statements and notes thereto contained elsewhere in this Form 8-K filing. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for the most recent fiscal year 2003 as reported elsewhere in this filing, have been omitted.

  Canton Rehabilitation Clinic Audited Financial Statements as of December 31,
  ----------------------------------------------------------------------------
                                     2003.
                                     -----

                          INDEPENDENT AUDITOR'S REPORT


Board of Directors
Canton Rehabilitation Services, Inc.
Canton, Mississippi

We  have  audited  the  accompanying  balance  sheet  of  Canton  Rehabilitation
Services, Inc. as of December 31, 2003, and the related statements of operations, shareholders' equity, and cash flows for each of the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Canton Rehabilitation Services, Inc. as of December 31, 2003, and the results of its operations and its cash flows for each of the two years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Lopez, Blevins, Bork & Associates, L.L.P.

LOPEZ, BLEVINS, BORK & ASSOCIATES, L.L.P.
Houston, Texas
September 15, 2004

               CANTON REHABILITATION SERVICES, INC.


                         BALANCE SHEET
                       DECEMBER 31, 2003



      ASSETS
CURRENT ASSETS:
  Cash                                                  $56,075
  Accounts receivable, net of allowance of $0            14,276
  Prepaid expenses and other current assets               5,960
                                                        -------
      Total current assets                               76,311

PROPERTY AND EQUIPMENT, NET                              20,912
                                                        -------
      Total assets                                      $97,223
                                                        =======

      LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                                      $ 1,453
  Accrued expenses                                        5,493
  Current portion of long-term debt                       5,767
                                                        -------
      Total current liabilities                          12,713

LONG-TERM DEBT                                           14,271
                                                        -------
      Total liabilities                                  26,984

SHAREHOLDERS' EQUITY
  Common stock, $1 par value, 1,000 shares authorized,
    1,000 issued and outstanding                          1,000
  Retained Earnings                                      69,239
                                                        -------
      Total shareholders' equity                         70,239
                                                        -------
      Total liabilities and shareholders' equity        $97,223
                                                        =======

See accompanying summary of accounting policies and notes to financial statements.

                CANTON REHABILITATION SERVICES, INC.


                     STATEMENTS OF OPERATIONS


                                             Years Ended December 31,
                                             ------------------------
                                                 2003        2002
                                             -----------  -----------
Revenues                                     $   476,572  $  455,324

Operating Expenses                               436,509     462,504
                                             -----------  -----------

Income (Loss) Before Income Tax Expense           40,063      (7,180)

Income Tax Expense                                 6,969           -
                                             -----------  -----------

Net Income (Loss)                                 33,094      (7,180)
                                             ===========  ===========

Net income (loss) per share:
  Basic and diluted                          $        33  $       (7)
                                             ===========  ===========

      WEIGHTED AVERAGE SHARES OUTSTANDING:
  Basic and diluted                                1,000       1,000
                                             ===========  ===========

See accompanying summary of accounting policies and notes to financial statements.

                      CANTON REHABILITATION SERVICES, INC.


                       STATEMENT OF STOCKHOLDERS' DEFICIT
                          Years Ended December 31, 2003


                               Common Stock      Retained
                              Shares   Amount    Earnings    Total
                             --------  -------  ----------  --------
Balances, December 31, 2001     1,000  $ 1,000  $  43,325   $44,325

  Net loss                          -        -     (7,180)   (7,180)
                             --------  -------  ----------  --------

Balances, December 31, 2002     1,000    1,000     36,145    37,145

  Net income                        -        -     33,094    33,094
                             --------  -------  ----------  --------

Balances, December 31, 2003     1,000  $ 1,000  $  69,239   $70,239
                             ========  =======  ==========  ========

See accompanying summary of accounting policies and notes to financial statements.

                      CANTON REHABILITATION SERVICES, INC.


                            STATEMENTS OF CASH FLOWS

                                                            Years Ended December
                                                            --------------------
                                                                    31,
                                                                    ---
                                                              2003       2002
                                                            ---------  --------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                         $ 33,094   $(7,180)
  Adjustments to reconcile net income (loss) to cash
  provided from (used in) operating activities:
    Depreciation                                               6,976     6,489
  Changes in assets and liabilities:
    Accounts receivable                                       15,104     2,611
    Prepaid expenses and other current assets                 (5,960)    1,000
    Accounts payable                                          (1,885)   (5,977)
    Accrued expenses                                         (11,004)    1,026
                                                            ---------  --------
      Net cash provided by (used in) operating activities     36,325    (2,031)
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                            (514)     (750)
                                                            ---------  --------
      Net cash used in investing activities                     (514)     (750)
CASH FLOWS FROM FINANCING ACTIVITIES:
  Repayment of long-term debt                                 (5,301)   (4,122)
                                                            ---------  --------
Net Change in Cash                                            30,510    (6,903)
CASH, beginning of year                                       25,565    32,468
                                                            ---------  --------
CASH, end of year                                           $ 56,075   $25,565
                                                            =========  ========
SUPPLEMENTAL CASH FLOW INFORMATION:
  Interest paid                                             $  1,958   $ 1,927
                                                            =========  ========
  Taxes paid                                                $ 11,489   $10,509
                                                            =========  ========

NON CASH FINANCING ACTIVITIES:
  Property and equipment acquired with note payable         $      -   $29,461
                                                            =========  ========

See accompanying summary of accounting policies and notes to financial statements.

Note  1  -  Nature  of Operations and Summary of Significant Accounting Policies

Canton Rehabilitation Services, Inc. (the Company) was incorporated in 2001 under the laws of the state of Mississippi. The Company was created to provide rehabilitation services to persons suffering from physical stress due to injury or age. The Company operates from one office located in Canton, Mississippi. The Company services the general public and business clients mainly concentrated in the surrounding area, but is licensed to conduct business throughout the state of Mississippi.

Cash  and Cash Equivalents - The Company considers all highly liquid investments
--------------------------
purchased with an original maturity of three months or less to be cash and cash equivalents. As of December 31, 2003, the Company held no investments in financial institutions in excess of federally insured limits.

Property  and  Equipment  -  Property  and  equipment  is  stated  at  cost with
------------------------
depreciation calculated using the straight-line method over the estimated useful lives. The Company has estimated the useful lives of all assets at five years as of December 31, 2003. When assets are retired or otherwise removed from the accounts, any resulting gain or loss is reflected in income for the period. The cost of maintenance and repairs is charged to expense as incurred, and significant renewals and improvements are capitalized.

Revenue  Recognition  -  Revenues  are  recognized  as  services are provided to
--------------------
patients.

Allowance  for  Doubtful  Accounts  -  Earnings are charged with a provision for
----------------------------------
doubtful accounts based on a current review of the collectibility of accounts. Accounts deemed uncollectible are applied against the allowance for doubtful accounts.

Income  Taxes  -  The  liability  method is used in accounting for income taxes.
-------------
Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using anticipated tax rates and laws that will be in effect when the differences are expected to reverse. The realizability of deferred tax assets are evaluated annually and a valuation allowance is provided if it is more likely than not that the deferred tax assets will not give rise to future benefits in Canton's tax returns. The provision for federal income taxes is $6,969 and $0 for the years ended December 31, 2003 and 2002, respectively. Management has analyzed the differences between book and tax depreciation, and has determined that the amount of deferred tax difference is negligible. Under these conditions, management has made no provision for deferred tax liabilities.

Advertising  -  Advertising costs are charged to expense in the period incurred.
-----------
The Company incurred advertising costs of $13,440 and $4,003 in the years ended December 31, 2003 and 2002, respectively.

Use  of  Estimates  - The preparation of financial statements in conformity with
------------------
accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported

See accompanying summary of accounting policies and notes to financial statements.

amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note  2 - Furniture and Equipment

Furniture  and  equipment  consisted  of  the following as of December 31, 2003:

    Furniture and office equipment  $  5,441
    Transportation equipment          29,461
                                    ---------
                                      34,902
                                    ---------
  Less: accumulated depreciation     (13,990)
                                    ---------
                                    $ 20,912
                                    =========


Depreciation expense for the years ended December 31, 2003 and 2002 totaled $6,976 and $6,489, respectively.

Note  3 - Long-Term Debt

The Company has a note payable with Merchant & Farmers Bank with monthly payments totaling $605 including interest of 8.5%, secured by an automobile. The balance due at December 31, 2003 was $20,038 with future maturities as follows:

Year Ending
December 31,   Amount
-------------  -------

2004           $ 5,767
2005             6,283
2006             6,841
2007             1,147
               -------
                20,038
               =======


Note  4 - Commitments and Contingencies

The Company has a lease for office space on a month to month basis. Total rent expense for this lease was $19,200 for each of the years ended December 31, 2003 and 2002.

Note  5 - Related-Party Transactions

The Company has employment agreements with its' two shareholder. Under the terms of these agreements, portions of net profits are paid to the shareholders based on amounts to be agreed upon by vote. These amounts and the timing of distribution are solely at the discretion of the two shareholders of record.


See accompanying summary of accounting policies and notes to financial statements.

The shareholders of record own and operate a management company. The Company has entered into a management agreement with this management company to provide management services. The Company paid discretionary management fees to this related party of $115,000 and $218,400 in the years ended December 31, 2003 and 2002, respectively.

Note  6  -  Subsequent  Events

Effective July 16, 2004, the Company sold all assets and the majority of the liabilities to Bluestar Health, Inc. ("Bluestar"), a U.S. public company. The Company's stockholders' received 575,000 shares of Bluestar common stock.

See accompanying summary of accounting policies and notes to financial statements.

B.     PRO FORMA FINANCIAL INFORMATION.


                              BLUESTAR HEALTH, INC.
              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements give effect to the Bluestar Health, Inc.'s ("Bluestar") acquisition of Mississippi Central Rehabilitation, Inc. ("Mississippi") and Canton Rehabilitation Services, Inc. ("Canton"). The unaudited pro forma condensed consolidated balance sheet as of June 30, 2004 assumes that the acquisitions were consummated on June 30, 2004, and the unaudited pro forma condensed consolidated statement of operations for the year ended September 30, 2003 and for the six months ended June 30, 2004 assumes that the acquisitions occurred on January 1, 2003.

On July 16, 2003, Bluestar issued 1,150,000 shares of its common stock in exchange for all assets and certain liabilities of Mississippi and Canton. This transaction was accounted for using the purchase method of accounting and resulted in Goodwill totaling approximately $137,000. The pro forma adjustments included in the following unaudited condensed consolidated pro forma financial statements represent a preliminary determination of the purchase price allocation based on available information, and there can be no assurance that the actual adjustments will not differ significantly from such pro forma adjustments.

The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the results that would have occurred if the acquisition had been consummated as of the indicated dates or of the results that may occur in the future.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of Bluestar, together with the related notes thereto.

                                               BLUESTAR HEALTH, INC.
                             UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                As of June 30, 2004


                                                  Bluestar    Mississippi     Canton      Pro Forma
                                                 Historical    Historical   Historical   Adjustments    Pro Forma
                                                ------------  ------------  -----------  ------------  -----------
               ASSETS
Current assets:
  Cash                                          $       581   $     96,073  $    61,588                $  158,242
  Accounts receivable, trade                              -         50,761       29,579                    80,340
  Other                                                   -         18,000        5,960                    23,960
                                                ------------  ------------  -----------                -----------
    Total current assets                                581        164,834       97,127                   262,542

Goodwill                                                  -              -            -   137,000 (1)     137,000
Property and equipment, net                          41,247         20,338       20,911                    82,496
                                                ------------  ------------  -----------                -----------
                                                $    41,828   $    185,172  $   118,038                $  482,038
                                                ============  ============  ===========                ===========

          LIABILITIES AND
       STOCKHOLDERS' EQUITY
            (DEFICIT)
Current liabilities:
  Accounts payable and accrued
    liabilities                                 $   105,368   $     15,515  $    15,480                $  136,363
  Notes payable                                     435,923              -        5,767                   441,690
  Advances from stockholder                         228,316              -       11,800                   240,116
                                                ------------  ------------  -----------                -----------
    Total current liabilities                       769,607         15,515       33,047                   818,169
                                                ------------  ------------  -----------                -----------

Long-term debt                                        7,159              -       12,002                    19,161

Stockholders' equity (deficit):                    (734,938)       169,657       72,989   137,000 (1)    (355,292)
                                                ------------  ------------  -----------                -----------

Total liabilities and stockholders'
     equity (deficit)                           $    41,828   $    185,172  $   118,038                $  482,038
                                                ============  ============  ===========                ===========

                                        BLUESTAR HEALTH, INC.
                       UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                           For the Year Ended September 30, 2003 (Bluestar)
                            and December 31, 2003 (Mississippi and Canton)


                                Bluestar     Mississippi      Canton       Pro Forma
                               Historical    Historical     Historical    Adjustments     Pro Forma
                                (March)        (June)         (June)
                              ------------  -------------  ------------  -------------  -------------
Revenues                      $         -   $     625,169  $   476,572                  $  1,101,741

Operating expenses:
 General and administrative       576,902         605,571      436,509                     1,618,982
 Interest                           6,900               -            -                         6,900
                              ------------  -------------  ------------                 -------------
                                  583,802         605,571      436,509                     1,625,882
                              ------------  -------------  ------------                 -------------

Income (loss) before taxes       (583,802)         19,598       40,063                      (524,141)

Income tax expense                      -           3,500        6,969                        10,469
                              ------------  -------------  ------------                 -------------

Net income (loss)             $  (583,802)  $      16,098  $    33,094                  $   (534,610)
                              ============  =============  ============                 =============

Net loss per share:
  Basic and diluted           $     (0.06)                                              $      (0.05)
                              ============                                              =============

Weighted average shares
outstanding:
  Basic and diluted            10,002,910                                1,150,000 (1)    11,152,910
                              ============                                              =============

                                        BLUESTAR HEALTH, INC.
                      Unaudited Condensed Consolidated Statement of Operations
                       For the six months ended March 31, 2004 (Bluestar) and
                               June 30, 2004 (Mississippi and Canton)



                               Bluestar     Mississippi      Canton
                              Historical    Historical     Historical     Pro Forma
                               (March)        (June)         (June)      Adjustments     Pro Forma
                             ------------  -------------  ------------  --------------  ------------
Revenues                     $    29,393   $     364,167  $    229,555                  $   623,115

Operating expenses:
 General and administrative      404,822         301,190       226,805                      932,817
 Impairment                      482,981               -             -                      482,981
 Interest                         17,083               -             -                       17,083
                             ------------  -------------  ------------                  ------------
                                 904,886         301,190       226,805                     1,432,881
                             ------------  -------------  ------------                  ------------

Loss before income taxes        (875,493)         62,977         2,750                     (809,766)

Income tax expense                     -          12,200             -                       12,200
                             ------------  -------------  ------------                  ------------

Net loss                     $  (875,493)  $      50,777  $      2,750                  $  (821,966)
                             ============  =============  ============                  ============

Net loss per share:
  Basic and diluted          $     (0.08)                                               $     (0.07)
                             ============                                               ============

Weighted average shares
outstanding:
  Basic and diluted           11,197,301                                 1,150,000 (1)   12,347,301
                             ============                                               ============

                              BLUESTAR HEALTH, INC.
                          NOTES TO UNAUDITED PRO FORMA
                        CONSOLIDATED FINANCIAL STATEMENTS


     The following pro forma adjustments to the unaudited pro forma financial statements give effect to the acquisition of Mississippi Central Rehabilitation, Inc. and Canton Rehabilitation Services, Inc. by Bluestar Health, Inc. Bluestar issued 1,150,000 shares of common stock valued at $379,500 using the stock price on the date issued.

     The pro forma adjustments are as follows:

(1) To reflect the increase in goodwill related to the acquisitions. The fair value of the net assets acquired was approximately $243,000 with the remaining amount of the purchase price allocated to goodwill.

EXHIBITS

ITEM NO.       DESCRIPTION
--------       -----------

2.1*           Asset Purchase Agreement dated March 9, 2004

2.2*           Bill of Sale dated June 14, 2004

2.3*           Unsecured Subordinated Promissory Note dated June 14, 2004

2.4*           Assignment and Assumption Agreement


     * Incorporated by reference from our Current Report on Form 8-K dated June 16, 2004 and filed with the Commission on July 2, 2004.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2004          Bluestar Health, Inc.,
                                   a Colorado corporation

                                   /s/ Alfred Oglesby
                                   -------------------------
                                   By: Alfred Oglesby
                                   Its: President